UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of the earliest event reported): June 4, 2019

BECTON, DICKINSON AND COMPANY
(Exact name of registrant as specified in its charter)

New Jersey	001-4802	22-0760120

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1 Becton Drive Franklin Lakes, New Jersey	07417-1880
(Address of principal executive offices)	(Zip Code)

(201) 847-6800
(Registrant’s telephone number, including area code)

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240. 14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol	Name of Each Exchange on Which Registered
Common stock, par value $1.00	BDX	New York Stock Exchange
Depositary Shares, each representing a 1/20th interest in a share of 6.125% Cumulative Preferred Stock Series A	BDXA	New York Stock Exchange
0.368% Notes due June 6, 2019	BDX19D	New York Stock Exchange
1.000% Notes due December 15, 2022	BDX22A	New York Stock Exchange
1.900% Notes due December 15, 2026	BDX26	New York Stock Exchange
1.401% Notes due May 24, 2023	BDX23A	New York Stock Exchange
3.020% Notes due May 24, 2025	BDX25	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company      ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act          ☐

Item 1.01. Entry into a Material Definitive Agreement

Notes Offering

On June 4, 2019, Becton Dickinson Euro Finance S.à r.l., a private limited liability company (société à responsabilité limitée) incorporated under the laws of the Grand Duchy of Luxembourg (“Becton Finance”) and an indirect, wholly-owned subsidiary of Becton, Dickinson and Company (“BD”), issued  €600,000,000 aggregate principal amount of its 0.174% Notes due June 4, 2021 (the “2021 Notes), €800,000,000 aggregate principal amount of its 0.632% Notes due June 4, 2023 (the “2023 Notes”) and €600,000,000 aggregate principal amount of its 1.208% Notes due June 4, 2026 (the “2026 Notes” and, together with the 2021 Notes and the 2023 Notes, the “Notes”) in an underwritten public offering.

The Indenture and Supplemental Indenture

The Notes were issued pursuant to the indenture, dated May 17, 2019, among Becton Finance, as issuer, BD, as guarantor, and The Bank of New York Mellon Trust Company, N.A., as trustee (the “Base Indenture”), as amended and supplemented by the First Supplemental Indenture thereto, dated as of June 4, 2019 (the “First Supplemental Indenture” and, together with the Base Indenture, the “Indenture”).

The Notes are fully and unconditionally guaranteed on a senior unsecured basis by BD.

Becton Finance may, at its option, redeem the Notes, in whole or in part, (A) at any time prior to (i) June 4, 2021 (the maturity date) with respect to the 2021 notes, (ii) May 4, 2023 (one month prior to the maturity date) with respect to the 2023 notes and (iii) March 4, 2026 (three months prior to the maturity date) with respect to the 2026 notes, at a redemption price equal to the greater of 100% of the principal amount to be redeemed and a “make-whole” amount described in the First Supplemental Indenture, in each case plus accrued and unpaid interest, if any, to but excluding the date of redemption, and (B) at any time on or after (i) May 4, 2023 (one month prior to the maturity date) with respect to the 2023 notes and (ii) March 4, 2026 (three months prior to the maturity date) with respect to the 2026 notes, at a redemption price equal to 100% of the principal amount of Notes to be redeemed, plus accrued and unpaid interest to the date of redemption on the principal balance of the Notes being redeemed.

Becton Finance will, subject to certain exceptions and limitations set forth in the First Supplemental Indenture, pay as additional interest on the Notes such additional amounts as are necessary in order that the net payment by Becton Finance of the principal of and interest on each of the Notes to a holder after withholding or deduction solely with respect to any  present or future tax, assessment or  other governmental charge imposed by Luxembourg, the United States, or any other jurisdiction in which Becton Finance or BD or, in each  case, any successor thereof, may be organized, as applicable, or any political subdivision thereof or therein having the power to tax (a “Taxing Jurisdiction”), will not be less than the amount provided in the Notes to be then due and payable. If, as a result of any change in, or amendment to, the tax laws of a Taxing Jurisdiction, or an official interpretation thereof, Becton Finance becomes or, based upon a written opinion of independent counsel selected by Becton Finance, will become obligated to pay additional amounts with respect to the Notes, Becton Finance may at any time at its option redeem, in whole, but not in part, the Notes at 100% of the principal amount plus accrued and unpaid interest, if any, to, but excluding, the date of redemption.

Upon the occurrence of a Change of Control Triggering Event (as defined in the First Supplemental Indenture) with respect to any series of the Notes, each holder of the applicable series of Notes will have the right to require Becton Finance to repurchase all or a portion of that holder’s Notes (in integral multiples of €1,000) at a purchase price equal to 101% of the principal amount thereof plus accrued and unpaid interest, if any, to, but excluding, the date of purchase, subject to the rights of holders of such Notes on the relevant record date to receive interest due on the relevant interest payment date, unless Becton Finance has earlier exercised its right to redeem the Notes as described above.

Each of the following constitutes an event of default under the Indenture with respect to the Notes: (1) failure to pay any installment of interest on the Notes when due and payable, continued for 30 days; (2) failure to pay the principal when due of the Notes, whether at stated maturity or otherwise; (3) failure to observe or perform any other covenants, conditions or agreements of Becton Finance or BD with respect to the Notes for 60 days after Becton Finance receives notice of such failure; (4) certain events of bankruptcy, insolvency or reorganization of Becton Finance or BD; or (5) BD’s guarantee ceases to be in full force and effect.  If an event of default occurs, the principal amount of the Notes may be accelerated pursuant to the Indenture.

The Indenture includes requirements that must be met if Becton Finance or BD consolidates or merges with, or sells all or substantially all of their respective assets to, another entity.  The Indenture also contains certain restrictive covenants with respect to Becton Finance and BD, including a limitation on liens, a restriction on sale and leasebacks and a restriction on Becton Finance’s activities that are inconsistent with its designation as a finance subsidiary.

The foregoing summary is qualified in its entirety by reference to the text of the Base Indenture, a copy of which is incorporated by reference herein from Exhibit 4.7 to BD’s Post-Effective Amendment No. 1 to BD’s Registration Statement on Form S-3 filed on May 17, 2019, the First Supplemental Indenture, a copy of which is filed herewith as Exhibit 4.1, the Form of 0.174% Note due June 4, 2021, a copy of which is filed herewith as Exhibit 4.2, the Form of 0.632% Note due June 4, 2023, a copy of which is filed herewith as Exhibit 4.3, and the Form of 1.208% Note due June 4, 2026, a copy of which is filed herewith as Exhibit 4.4.

Item 2.03. Creation of a Direct Financial Obligation or an Obligation Under an Off-balance Sheet Arrangement of a Registrant.

The information included in Item 1.01 above is incorporated by reference into this Item 2.03.

Item 8.01. Other Events

On June 3, 2019, the Company announced the early tender results for its tender offers (collectively, the “Tender Offers”) to purchase for cash up to the applicable tender subcap, if any, of each of the Company’s 5.000% Notes due 2040 (the “5.000% Notes”), 4.875% Notes due 2044 (the “4.875% Notes”), 4.685% Notes due 2044 (the “4.685% Notes”), 3.700% Notes due 2027 (the “3.700% Notes”), 3.734% Notes due 2024 (the “3.734% Notes”), 4.669% Notes due 2047 (the “4.669% Notes”) and 2.894% Notes due 2022 (the “2.894% Notes” and, together with the 5.000% Notes, 4.875% Notes, 4.685% Notes, 3.700% Notes, 3.734% Notes and 4.669% Notes, the “Securities”), subject to an aggregate tender cap of $1,100,000,000 for all tendered series of Securities. On June 4, 2019, the Company announced the upsizing and pricing for the Tender Offers, pursuant to which the Company increased the tender subcaps in respect of the 5.000% Notes, 4.685% Notes and 3.700% Notes to $175,016,000, $175,002,000 and $675,000,000, respectively (increased from $75,000,000, 175,000,000 and $600,000,000, respectively). The Tender Offers were made pursuant to an offer to purchase dated May 20, 2019 (the “Offer to Purchase”), which sets forth the terms and conditions of the Tender Offers.

In order to receive the Early Tender Payment (as defined in the Offer to Purchase) for tendering early, holders of Securities must have validly tendered and not validly withdrawn their Securities by 5:00 p.m., New York City time, on June 3, 2019 (the “Early Tender Date”). At the Early Tender Date, holders had tendered and not validly withdrawn approximately $175,016,000 of the $300,000,000 aggregate principal amount of outstanding 5.000% Notes, $150,373,000 of the $299,877,000 aggregate principal amount of outstanding 4.875% Notes, $802,754,000 of the $1,200,000,000 aggregate principal amount of outstanding 4.685% Notes, $1,941,877,000 of the $2,400,000,000 aggregate principal amount of outstanding 3.700% Notes, $869,242,000 of the $1,375,000,000 aggregate principal amount of outstanding 3.734% Notes, $977,019,000 of the $1,500,000,000 aggregate principal amount of outstanding 4.669% Notes and $1,525,173,000 of the $1,800,000,000 aggregate principal amount of outstanding 2.894% Notes. As of the Early Tender Date, the offers for the 4.875% Notes, 4.685% Notes and 3.700% Notes have been fully subscribed insofar as the aggregate principal amount of each such series that has been tendered and not withdrawn exceeds the applicable tender subcap (as amended on June 4, 2019). As a result, the Company will not accept for purchase all such Securities that have been tendered. Rather, the Company will accept Securities of each applicable series for purchase on a prorated basis, using a proration rate of approximately 49.92% for the 4.875% Notes, approximately 21.84% for the 4.685% Notes and approximately 34.80% for the 3.700% Notes. The Company will accept for purchase the aggregate principal amount of such Securities tendered by a holder multiplied by the applicable proration rate and then rounded down to the nearest $1,000 increment. The Company will accept all of the 5.000% Notes validly tendered and not validly withdrawn as of the Early Tender Date. The Company will not accept for purchase any of the tendered 3.734% Notes, 4.669% Notes or 2.894% Notes.

Furnished as Exhibits 99.1 and 99.2 and incorporated herein by reference are copies of the June 3, 2019 press release announcing the early tender results and the June 4, 0219 press release announcing the upsizing and pricing of the Tender Offers, respectively.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits.

4.1	First Supplemental Indenture, dated as of June 4, 2019, among Becton Finance, as issuer, BD, as guarantor, and The Bank of New York Mellon Trust Company, N.A., as trustee.

4.2	Form of 0.174% Note due June 4, 2021.

4.3	Form of 0.632% Note due June 4, 2023.

4.4	Form of 1.208% Note due June 4, 2026.

5.1	Opinion of Gary DeFazio, Senior Vice President, Corporate Secretary and Associate General Counsel of Becton, Dickinson and Company.

5.2	Opinion of Loyens & Loeff Luxembourg S.à r.l.

5.3	Opinion of Skadden, Arps, Slate, Meagher & Flom LLP.

23.1	Consent of Gary DeFazio, Senior Vice President, Corporate Secretary and Associate General Counsel of Becton, Dickinson and Company (included as part of Exhibit 5.1.

23.2	Consent of Loyens & Loeff Luxembourg S.à r.l. (included as part of Exhibit 5.2).

23.3	Consent of Skadden, Arps, Slate, Meagher & Flom LLP (included as part of Exhibit 5.3).

99.1	Press Release, dated June 3, 2019.

99.2	Press Release, dated June 4, 2019.

INDEX TO EXHIBITS

Exhibit Number	Description
4.1	First Supplemental Indenture, dated as of June 4, 2019, among Becton Finance, as issuer, BD, as guarantor, and The Bank of New York Mellon Trust Company, N.A., as trustee.

4.2	Form of 0.174% Note due June 4, 2021.

4.3	Form of 0.632% Note due June 4, 2023.

4.4	Form of 1.208% Note due June 4, 2026.

5.1	Opinion of Gary DeFazio, Senior Vice President, Corporate Secretary and Associate General Counsel of Becton, Dickinson and Company.

5.2	Opinion of Loyens & Loeff Luxembourg S.à r.l.

5.3	Opinion of Skadden, Arps, Slate, Meagher & Flom LLP.

23.1	Consent of Gary DeFazio, Senior Vice President, Corporate Secretary and Associate General Counsel of Becton, Dickinson and Company (included as part of Exhibit 5.1.

23.2	Consent of Loyens & Loeff Luxembourg S.à r.l. (included as part of Exhibit 5.2).

23.3	Consent of Skadden, Arps, Slate, Meagher & Flom LLP (included as part of Exhibit 5.3).

99.1	Press Release, dated June 3, 2019.

99.2	Press Release, dated June 4, 2019.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BECTON, DICKINSON AND COMPANY (Registrant)

By:	/s/ Gary DeFazio
Gary DeFazio
Senior Vice President, Corporate Secretary and Associate General Counsel

Date: June 4, 2019